Exhibit 99.1
ANNEX A
The Trust Student Loan Pool as of January 31, 2023
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.
Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2023, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,898,071 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.  See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

2003-4

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$279,812,448
Aggregate Outstanding Principal Balance – Treasury Bill	41,249,032
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.74%
Aggregate Outstanding Principal Balance – One-Month LIBOR	238,563,416
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	82.56%
Number of Borrowers	7,195
Average Outstanding Principal Balance Per Borrower	38,890
Number of Loans	12,667
Average Outstanding Principal Balance Per Loan – Treasury Bill	43,374
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	20,362
Weighted Average Remaining Term to Scheduled Maturity	185 months
Weighted Average Annual Interest Rate	6.29%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	$0	$0	0.0%
3.01% to 3.50%	238	2,595,860	0.9
3.51% to 4.00%	523	9,203,368	3.3
4.01% to 4.50%	2,288	30,290,442	10.8
4.51% to 5.00%	3,561	59,841,474	21.4
5.01% to 5.50%	702	13,939,521	5.0
5.51% to 6.00%	578	12,135,651	4.3
6.01% to 6.50%	891	19,541,489	7.0
6.51% to 7.00%	1,573	39,842,400	14.2
7.01% to 7.50%	359	9,687,331	3.5
7.51% to 8.00%	782	28,638,750	10.2
8.01% to 8.50%	881	35,791,094	12.8
Equal to or greater than 8.51%	291	18,305,068	6.5

Total	$12,667	$279,812,448	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,070	$2,729,073	1.0%
$ 5,000.00-$ 9,999.99	867	6,526,808	2.3
$10,000.00-$14,999.99	763	9,506,249	3.4
$15,000.00-$19,999.99	675	11,738,509	4.2
$20,000.00-$24,999.99	518	11,592,155	4.1
$25,000.00-$29,999.99	446	12,217,624	4.4
$30,000.00-$34,999.99	401	13,026,810	4.7
$35,000.00-$39,999.99	320	11,944,519	4.3
$40,000.00-$44,999.99	277	11,744,130	4.2
$45,000.00-$49,999.99	219	10,393,473	3.7
$50,000.00-$54,999.99	215	11,281,872	4.0
$55,000.00-$59,999.99	144	8,251,152	2.9
$60,000.00-$64,999.99	128	7,976,239	2.9
$65,000.00-$69,999.99	103	6,949,005	2.5
$70,000.00-$74,999.99	98	7,096,522	2.5
$75,000.00-$79,999.99	81	6,280,289	2.2
$80,000.00-$84,999.99	85	7,026,615	2.5
$85,000.00-$89,999.99	69	6,044,466	2.2
$90,000.00-$94,999.99	50	4,622,096	1.7
$95,000.00-$99,999.99	52	5,073,962	1.8
$100,000.00 and above	614	107,790,880	38.5

Total	7,195	$279,812,448	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	12,025	$259,128,395	92.6%
31-60 days	174	5,782,669	2.1
61-90 days	111	3,832,448	1.4
91-120 days	57	1,658,915	0.6
121-150 days	43	1,538,324	0.5
151-180 days	41	1,313,235	0.5
181-210 days	40	883,792	0.3
Greater than 210 days	176	5,674,670	2.0

Total	12,667	$279,812,448	100.0%

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	120	$36,232	*
4 to 12	357	362,166	0.1%
13 to 24	531	1,312,424	0.5
25 to 36	557	2,672,934	1.0
37 to 48	515	2,968,396	1.1
49 to 60	1,397	7,974,269	2.8
61 to 72	780	7,185,786	2.6
73 to 84	610	7,079,782	2.5
85 to 96	545	7,070,767	2.5
97 to 108	507	7,786,621	2.8
109 to 120	1,426	21,788,918	7.8
121 to 132	959	19,824,922	7.1
133 to 144	727	19,437,975	6.9
145 to 156	543	16,638,375	5.9
157 to 168	470	14,510,654	5.2
169 to 180	451	15,747,465	5.6
181 to 192	360	14,076,667	5.0
193 to 204	286	12,363,262	4.4
205 to 216	220	9,227,254	3.3
217 to 228	148	7,489,949	2.7
229 to 240	164	9,074,916	3.2
241 to 252	114	5,626,850	2.0
253 to 264	109	6,450,437	2.3
265 to 276	67	3,831,334	1.4
277 to 288	74	4,642,203	1.7
289 to 300	154	11,276,907	4.0
301 to 312	387	33,388,491	11.9
313 to 324	12	844,384	0.3
325 to 336	13	1,228,524	0.4
337 to 348	14	1,821,172	0.7
349 to 360	27	3,847,400	1.4
361 and above	23	2,225,013	0.8

Total	12,667	$279,812,448	100.0%
* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	242	$8,330,851	3.0%
Forbearance	950	35,541,069	12.7
Repayment
First year in repayment	75	6,518,214	2.3
Second year in repayment	48	2,914,268	1.0
Third year in repayment	58	3,210,651	1.1
More than 3 years in repayment	11,294	223,297,395	79.8

Total	12,667	$279,812,448	100.0%
(1)  Of the trust student loans in forbearance status, approximately 42 loans with an aggregate outstanding principal balance of $1,673,299, representing 0.60% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 153.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-4

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.9	-	216.3
Forbearance	-	9.0	212.5
Repayment	-	-	178.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,330,851 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,389,501 or approximately 64.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-4

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	99	$2,399,863	0.9%
Alaska	13	251,345	0.1
Arizona	261	6,452,807	2.3
Arkansas	67	2,034,034	0.7
California	1,437	33,778,550	12.1
Colorado	186	3,284,924	1.2
Connecticut	201	4,194,269	1.5
Delaware	29	846,685	0.3
District of Columbia	38	640,466	0.2
Florida	914	23,668,154	8.5
Georgia	513	12,771,354	4.6
Hawaii	25	438,746	0.2
Idaho	44	1,238,314	0.4
Illinois	560	9,838,518	3.5
Indiana	166	2,288,826	0.8
Iowa	68	1,616,928	0.6
Kansas	190	3,639,385	1.3
Kentucky	60	1,238,866	0.4
Louisiana	394	8,505,067	3.0
Maine	51	1,313,194	0.5
Maryland	363	8,420,305	3.0
Massachusetts	398	5,666,904	2.0
Michigan	302	8,376,398	3.0
Minnesota	195	5,131,458	1.8
Mississippi	127	3,284,562	1.2
Missouri	289	6,359,039	2.3
Montana	22	365,864	0.1
Nebraska	30	551,402	0.2
Nevada	109	2,869,998	1.0
New Hampshire	49	984,836	0.4
New Jersey	339	7,451,950	2.7
New Mexico	51	2,080,191	0.7
New York	814	18,433,537	6.6
North Carolina	325	6,479,704	2.3
North Dakota	4	11,619	*
Ohio	45	1,200,550	0.4
Oklahoma	291	6,411,937	2.3
Oregon	216	5,061,160	1.8
Pennsylvania	425	8,528,006	3.0
Rhode Island	36	539,765	0.2
South Carolina	161	3,856,032	1.4
South Dakota	12	127,285	*
Tennessee	239	5,410,530	1.9
Texas	1,353	28,379,061	10.1
Utah	38	1,039,963	0.4
Vermont	22	633,120	0.2
Virginia	379	6,573,804	2.3
Washington	384	6,949,393	2.5
West Virginia	40	809,931	0.3
Wisconsin	152	4,399,609	1.6
Wyoming	12	118,102	*
Other	129	2,866,135	1.0

Total	12,677	$279,812,448	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

2003-4

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-4

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	6,068	$102,383,074	36.6%
Other Repayment Options(1)	4,720	95,975,321	34.3
Income-driven Repayment(2)	1,879	81,454,053	29.1
Total	12,667	$279,812,448	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 116 loans with an aggregate outstanding principal balance of $6,212,372 currently in an interest-only period.  These interest-only loans represent approximately 2.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,297	$118,563,328	42.4%
Unsubsidized	6,370	161,249,121	57.6

Total	12,667	$279,812,448	100.0%

2003-4

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	26	$898,751	0.3%
October 1, 1993 through June 30, 2006	12,641	278,913,697	99.7
July 1, 2006 and later	0	0	0.0

Total	12,667	$279,812,448	100.0%

2003-4

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	619	$8,971,766	3.2%
College Assist	5	201,284	0.1
Educational Credit Management Corporation	1,072	20,887,749	7.5
Great Lakes Higher Education Corporation	6,709	163,393,057	58.4
Kentucky Higher Educ. Asst. Auth.	342	5,380,252	1.9
Michigan Guaranty Agency	203	4,375,212	1.6
New York State Higher Ed Services Corp	1,180	22,328,350	8.0
Oklahoma Guaranteed Stud Loan Prog	289	5,156,067	1.8
Pennsylvania Higher Education Assistance Agency	1,069	22,267,803	8.0
Texas Guaranteed Student Loan Corp.	1,179	26,850,906	9.6

Total	12,667	$279,812,448	100.0%

2003-4